                                                                    EXHIBIT 10.4

                              CRITICAL PATH, INC.
                              -------------------

                       FOUNDERS STOCK PURCHASE AGREEMENT
                       ---------------------------------


     THIS FOUNDER'S STOCK PURCHASE AGREEMENT (the "Agreement") is made as of February 28, 1998, by and between CRITICAL PATH, INC., a California corporation (the "Company"), and WAYNE CORREIA (the "Purchaser").

     1.  Purchase of Shares.
         ------------------

     1.1  Purchase.  Purchaser hereby purchases, and the Company hereby sells to
          --------
Purchaser, 5,500,000 shares of the Company's Common Stock (the "Purchased Shares") at a purchase price of $0.01 per share for an aggregate purchase price of $55,000 (the "Purchase Price").

     1.2  Payment.  Concurrently with the execution of this Agreement, Purchaser
          -------
shall pay the Purchase Price for the Purchased Shares, by cash or by the delivery of a promissory note of Purchaser. Purchaser shall also deliver to the Secretary of the Company a duly executed blank Assignment Separate from Certificate (in the form attached hereto as Exhibit A) and any additional documents required by the Company as a condition for the purchase.

     1.3  Delivery of Certificates.  The certificates representing the Purchased
          ------------------------
Shares purchased hereunder and subject to the Company's Repurchase Right under
Article 5 hereof shall be held in escrow by the Secretary of the Company as provided in Article 5 hereof.

     2.  Securities Law Compliance.
         -------------------------

     2.1  Exemption From Registration.  The Purchased Shares have not been
          ---------------------------
registered under the Securities Act of 1933, as amended (the "1933 Act") and are being issued to Purchaser in reliance upon the exemption from such registration provided by Rule 701 of the Securities and Exchange Commission (the "Commission") for stock issuances under compensatory benefit arrangements such as this Agreement. Purchaser hereby acknowledges receipt of a copy of this Agreement.

     2.2  Restricted Securities.
          ---------------------

     (a) Purchaser hereby confirms that Purchaser has been informed that the Purchased Shares are "restricted securities" under the 1933 Act and may not be resold or transferred unless the Purchased Shares are first registered under the federal securities laws or unless an exemption from such registration is available. Accordingly, Purchaser hereby acknowledges that Purchaser is prepared to hold the Purchased Shares for an indefinite period.

     (b) Purchaser is aware of the adoption of Rule 144 by the Commission, promulgated under the 1933 Act, which permits limited public resales of securities acquired in a nonpublic offering, subject to the satisfaction of certain conditions, including, among other things: the availability of certain current public information about the issuer, the resale occurring not less than one (1) year after the Purchaser has purchased and paid for the securities to be sold, the sale being through a broker in an unsolicited "broker's transaction" and the amount of securities being sold during any three (3) month period not exceeding specified limitations. Purchaser is aware that Rule 144 of the Commission under the 1933 Act is not presently available to exempt the sale of the Purchased Shares from the registration requirements of the 1933 Act. Purchaser further represents that he understands that at the time he wishes to sell the Purchased Shares there may be no public market upon which to make such a sale, and that, even if such a public market exists for the Company's Common Stock, the Company may not be satisfying the current public information requirement of Rule 144 or other conditions under Rule 144 which are required of the Company. If so, Purchaser understands that he will be precluded from selling the securities under Rule 144.

     (c) Purchaser represents that prior to acquisition of the Purchased Shares, Purchaser acquired sufficient information about the Company to reach an informed knowledgeable decision to acquire the Purchased Shares. Purchaser has such knowledge and experience in financial and business matters as to make him capable of evaluating the risks of the prospective investment and to make an informed investment decision. Purchaser is able to bear the economic risk of his investment in the Purchased Shares. Purchaser agrees not to make, without the prior written consent of the Company, any public offering or sale of the Purchased Shares although permitted to do so pursuant to Rule 144(k) promulgated under the 1933 Act, until the earlier of the date on which the Company effects its initial registered public offering pursuant to the 1933 Act or the date on which it becomes a registered company pursuant to section 12(g) of the Securities and Exchange Act of 1934.

     2.3  Disposition of Shares.  Purchaser hereby agrees that Purchaser shall
          ---------------------
make no disposition of the Purchased Shares (other than a permitted transfer under Section 4.1) unless and until:

     (a) Purchaser shall have notified the Company of the proposed disposition and provided a written summary of the terms and conditions of the proposed disposition;

     (b) Purchaser shall have complied with all requirements of this Agreement applicable to the disposition of the Purchased Shares; and

     (c) Purchaser shall have provided the Company an opinion of counsel in form and substance satisfactory to the Company, that (i) the proposed disposition does not require registration of the Purchased Shares under the 1933 Act or (ii) all appropriate action necessary for compliance with the registration requirements of the 1933 Act or of any exemption from registration available under the 1933 Act (including Rule 144) has been taken.

     The Company shall not be required (i) to transfer on its books any Purchased Shares that have been sold or transferred in violation of the provisions of this Article 2 nor (ii) to treat as the owner of the Purchased Shares, or otherwise to accord voting or dividend rights to, any transferee to whom the Purchased Shares have been transferred in contravention of this Agreement.

     2.4  Restrictive Legends.  In order to reflect the restrictions on the
          -------------------
disposition of the Purchased Shares, the stock certificates for the Purchased Shares will be endorsed with restrictive legends, including one or both of the following legends:

     (a) "The securities represented by this certificate have not been registered or qualified under the Securities Act of 1933 or the securities laws of any state, and may be offered and sold only if registered and qualified pursuant to federal and state securities laws or if the Company is provided an opinion of counsel satisfactory to the Company that registration and qualification under federal and state securities laws is not required."

     (b) If required by the authorities of any state in connection with the issuance of the Purchased Shares, the legend or legends required by such state authorities shall also be endorsed on all such certificates.

     3.  Special Provisions.
         ------------------

     3.1  Stockholder Rights.  Until such time as the Company actually exercises
          ------------------
its repurchase rights under this Agreement, Purchaser (or any successor in interest) shall have all the rights of a stockholder (including voting and dividend rights) with respect to the Purchased Shares, including the Purchased Shares held in escrow under Article 7, subject, however, to the transfer restrictions of Article 4.

     3.2  Section 83(b) Election.  Purchaser understands that under section 83
          ----------------------
of the Internal Revenue Code of 1986, as amended (the "Code"), the difference between the Purchase Price paid for the Purchased Shares and their fair market value on the date any forfeiture restrictions applicable to such shares lapse will be reportable as ordinary income at that time. For this purpose, the term "forfeiture restrictions" includes the right of the Company to repurchase the Purchased Shares under Article 5 of this Agreement. Purchaser understands that he may elect to be taxed at the time the Purchased Shares are acquired hereunder to the extent the fair market value of the Purchased Shares differs from the Purchase Price rather than when such Purchased Shares cease to be subject to such forfeiture restrictions, by filing an election under section 83(b) of the Code with the I.R.S. within thirty (30) days after the date of purchase hereunder. The form for making this election is attached as Exhibit B hereto. Purchaser understands that failure to make this filing within the thirty (30) day period will result in the recognition of ordinary income by Purchaser (in the event the fair market value of the Purchased Shares increases after the date of purchase) as the forfeiture restrictions lapse. PURCHASER ACKNOWLEDGES THAT IT IS PURCHASER'S SOLE RESPONSIBILITY, AND NOT THE COMPANY'S, TO FILE A TIMELY ELECTION UNDER SECTION 83(b), EVEN IF PURCHASER REQUESTS THE COMPANY OR ITS REPRESENTATIVES TO MAKE THIS FILING ON HIS/HER BEHALF. PURCHASER IS RELYING SOLELY ON HIS OR HER ADVISORS WITH RESPECT TO THE DECISION AS TO WHETHER OR NOT
------
TO FILE AN 83(b) ELECTION.

     3.3  Market Stand-Off.
          ----------------

     (a) In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the 1933 Act, including the Company's initial public offering, Purchaser shall not sell, make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or agree to engage in any of the foregoing transactions with respect to any Purchased Shares without the prior written consent of the Company or its underwriters, for such period of time after the effective date of such registration statement as may be requested by the Company or such underwriters (not to exceed one hundred eighty (180) days).

     (b)  Purchaser shall be subject to the market stand-off provisions of this
Section 3.3 only if the officers and directors of the Company are also subject to similar arrangements.

     (c) In the event of any stock dividend, stock split, recapitalization, or other change affecting the Company's outstanding Common Stock effected without receipt of considera tion, then any new, substituted, or additional securities distributed with respect to the Purchased Shares shall be immediately subject to the provisions of this Section 3.3, to the same extent the Purchased Shares are at such time covered by such provisions. This Section 3.3 shall remain in effect until two years following the effective date of the Company's initial public offering.

     3.4  Stop Transfer.  In order to enforce the provisions of Section 3.3, the
          -------------
Company may impose stop-transfer instructions with respect to the Purchased Shares until the end of the applicable stand-off period.

     4.  Transfer Restrictions.
         ---------------------

     4.1  Restriction on Transfer.  Purchaser shall not transfer, assign,
          -----------------------
encumber, or otherwise dispose of any of the Purchased Shares that are subject to the Company's Repurchase Right under Article 5. In addition, Purchased Shares that are released from the Repurchase Right shall not be transferred, assigned, encumbered, or otherwise made the subject of disposition in contravention of the Company's First Refusal Right under Article 6. Such restrictions on transfer, however, shall not be applicable if Purchaser receives prior written consent from the Company to (a) a gratuitous transfer of the Purchased Shares made to Purchaser's spouse or issue, including adopted children, or to a trust for the exclusive benefit of Purchaser or Purchaser's spouse or issue, (b) a transfer of title to the Purchased Shares effected pursuant to Purchaser's will or the laws of intestate succession, or (c) a transfer to the Company in pledge as security for any purchase-money indebtedness incurred by Purchaser in connection with the acquisition of the Purchased Shares.

     4.2  Transferee Obligations.  Each person (other than the Company) to whom
          ----------------------
the Purchased Shares are transferred by means of one of the permitted transfers specified in Section 4.1 must, as a condition precedent to such transfer, acknowledge in writing to the Company that such person is bound by the provisions of this Agreement and that the trans ferred shares are subject to (a) both the Company's Repurchase Right and the Company's First Refusal Right granted hereunder and (b) the market stand-off provisions of Section 3.3, to the same extent such shares would be so subject if retained by Purchaser.

     4.3  Definition of Owner.  For purposes of Articles 5, 6 and 7 of this
          -------------------
Agreement, the term "Owner" shall include Purchaser and all subsequent holders of the Purchased Shares who derive their chain of ownership through a permitted transfer from Purchaser in accordance with Section 4.1.

     5.  Repurchase Right.
         ----------------

     5.1  Grant.  The Company is hereby granted the right (the "Repurchase
          -----
Right"), exercisable at any time during the sixty (60) day period following the date Purchaser ceases for any reason to be a Service Provider to the Company, to repurchase at the Purchase Price all or any portion of the Purchased Shares in which Purchaser has not acquired a vested interest in accordance with Sections 5.3 and 5.4 (such shares hereinafter called the "Unvested Shares"). For purposes of this Agreement, Purchaser shall be deemed to be a Service Provider to the Company for so long as Purchaser renders periodic services to the Company or one or more of its parent or subsidiary corporations as an employee, or consultant.

     5.2  Exercise of the Repurchase Right.  The Repurchase Right shall be
          --------------------------------
exercisable by written notice delivered to the Owner of the Unvested Shares prior to the expiration of the sixty (60) day period specified in Section 5.1. The notice shall indicate the number of Unvested Shares to be repurchased and the date on which the repurchase is to be effected, such date to be not more than thirty (30) days after the date of notice. To the extent one or more certificates representing Unvested Shares may have been previously delivered out of escrow to the Owner, then the Owner shall, prior to the close of business on the date specified for the repurchase, deliver to the Secretary of the Company the certificates representing the Unvested Shares to be repurchased, properly endorsed for transfer. The Company shall, concurrently with the receipt of such stock certificates, pay to the Owner in cash or cash equivalents (including the cancellation of any purchase-money indebtedness), an amount equal to the Purchase Price previously paid for the Unvested Shares that are to be repurchased. The Owner agrees to cooperate affirmatively with the Company, to the extent reasonably requested by the Company, to enforce rights and obligations pursuant to this Agreement, and the Owner further agrees and acknowledges that the Company shall have the right to cancel certificates representing any Unvested Shares on its books and records in the event the Owner thereof fails to deliver certificates representing such Unvested Shares upon notice by the Company of its intention to exercise the Repurchase Right described herein and the Owner thereafter shall have no rights as a stockholder of such Unvested Shares.

     5.3  Termination of the Repurchase Right.  Subject to Section 5.4, the
          -----------------------------------
Repurchase Right shall terminate with respect to any Unvested Shares for which it is not timely exercised under Section 5.2. In addition, the Repurchase Right shall terminate with respect to any and all Purchased Shares in which Purchaser vests in accordance with the schedule below. Accordingly, for so long as Purchaser continues to be a Service Provider to the Company following March 1, 1997 (the "Vesting Start Date"), Purchaser shall acquire a vested interest in, and the Repurchase Right shall lapse with respect to, the Purchased Shares in accordance with the following vesting schedule:

          (i) Upon the one year anniversary of the Vesting Start Date, Purchaser shall acquire a vested interest in, and the Repurchase Right shall lapse with respect to 1,375,000 Purchased Shares.

          (ii) With respect to the remaining 4,125,000 Purchased Shares, Purchaser shall acquire a vested interest in, and the Repurchase Right shall lapse with respect to such shares over a three (3) year period following the one year anniversary of the Vesting Start Date, as follows:
     114,583.33 Purchased Shares shall vest for each full month following the
                                                     ----
     one year anniversary of the Vesting Start Date.

     All Purchased Shares as to which the Repurchase Right lapses shall, however, continue to be subject to (i) the First Refusal Right under Article 6, and (ii) the market stand-off provisions of Section 3.3, and (iii) the transfer restrictions set forth in Articles 2 and 4.

     5.4  Accelerated Vesting.  If one of the events defined in this Section 5.4
          -------------------
occurs, the vesting schedule as defined in Section 5.3 will be accelerated in accordance with the terms in this Section:

     (a) Upon the occurrence of any one of the following events (any of such events, a "Corporate Transaction"), the Repurchase Right shall terminate with respect to, and the Purchaser shall acquire a vested interest in fifty percent (50%) of the then remaining Unvested Shares:

          (i) Upon the consummation of the acquisition of 51% or more of the outstanding stock of the Company pursuant to a tender offer validly made under any federal or state law (other than a tender offer by the Company);

          (ii) Upon the consummation of a merger, consolidation or other reorganization of the Company (other than a reincorporation of the Company), if after giving effect to such merger, consolidation or other reorganization of the Company, the stockholders of the Company immediately prior to such merger, consolidation or other reorganization do not represent a majority in interest of the holders of voting securities (on a fully diluted basis) with the ordinary voting power to elect directors of the surviving or resulting entity after such merger, consolidation or other reorganization;

          (iii) Upon the sale of all or substantially all of the assets of the Company to a third party who is not an affiliate of the Company; or

          (iv) Upon the dissolution of the Company pursuant to action validly taken by the stockholder of the Company in accordance with applicable state law;

provided that (1) Purchaser is a Service Provider of the Company at or after the commencement (as determined by the Board of Directors of the Company in its reasonable discretion) of the event described above and (2) Purchaser is still a Service Provider of the Company at the time of the conclusion of such event (unless Purchaser's employment by, or relationship with, the Company was terminated involuntarily other than for Cause (as defined below) during the interim period between the commencement of any such event and the conclusion of that particular event).

     (b) If Purchaser's employment as a Service Provider for the Company is terminated without Cause (as defined below) on or before the first anniversary of the effective date of the Change in Control, the Repurchase Right shall terminate with respect to and the Purchaser shall acquire a vested interest in all then remaining Unvested Shares.

          (i) For the purposes of this Section 5.4, only, "Cause" shall mean the occurrence of:

               (A) Purchaser's willful misconduct or gross negligence in performance of his duties hereunder, including Purchaser's refusal to comply in any material respect with the legal directives of the Company's Board of Directors so long as such directives are not inconsistent with the Purchaser's position and duties, and such refusal to comply is not remedied within ten (10) working days after written notice from the Company, which written notice shall state that failure to remedy such conduct may result in termination for Cause;

               (B) Dishonest or fraudulent conduct, a deliberate attempt to do an injury to the Company, or conduct that materially discredits the Company or is materially detrimental to the reputation of the Company, including conviction of a felony; or

               (C) Purchaser's incurable material breach of any element of the Company's Confidential Information and Invention Assignment Agreement, including without limitation, Purchaser's theft or other misappropriation of the Company's proprietary information.

     (c) If the Purchaser's employment as a Service Provider for the Company is terminated without Cause (as defined in this Section 5.4), the Repurchase Right shall terminate with respect to and the Purchaser shall acquire a vested interest in the lesser of (i) all the then remaining Unvested Shares or (ii) twelve (12) monthly installments of the remaining Unvested Shares (an additional 1,375,000 Purchased Shares).

     (d) If the Purchaser's employment as a Service Provider for the Company is terminated as a result of the Purchaser's death or disability (as defined below), the Repurchase Right shall terminate with respect to and the Purchaser shall acquire a vested interest in the lesser of (i) all the then remaining Unvested Shares or (ii) twelve (12) monthly installments of the remaining Unvested Shares (an additional 1,375,000 Purchased Shares):

          (i) For purposes of this Section 5.4 only, "Disability" shall be deemed to have occurred when the Purchaser's employment as a Service Provider on behalf of the Company is terminated because the Purchaser is unable to engage in any substantial, gainful activity on behalf of the Company by reason of any medically determinable physical or mental impairment.

     (e) In the event of the termination of Purchaser's employment as a Service Provider by the Company with Cause, the Repurchase Right shall not terminate with respect to any Unvested Shares then remaining except as provided in Section 5.3.

     5.5  Fractional Shares.  No fractional shares shall be repurchased by the
          -----------------
Company. Accordingly, should the Repurchase Right extend to a fractional share at the time Purchaser ceases to be a Service Provider, then such fractional share shall be added to any fractional share in which Purchaser is at such time vested in order to make one whole vested share no longer subject to the Repurchase Right.

     5.6  Additional Shares or Substituted Securities.  In the event of any
          -------------------------------------------
stock dividend, stock split, recapitalization or other change affecting the Company's outstanding Common

Stock as a class effected without receipt of consideration, then any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) which is by reason of any such transaction distributed with respect to the Purchased Shares shall be immediately subject to the Repurchase Right, but only to the extent the Purchased Shares are at the time covered by such right. Appropriate adjustments to reflect the distribution of such securities or property shall be made to the number of Purchased Shares hereunder and to the price per share to be paid upon the exercise of the Repurchase Right in order to reflect the effect of any such transaction upon the Company's capital structure, provided that the aggregate Purchase Price shall remain the same.

     6.  Right of First Refusal.
         ----------------------

     6.1  Grant.  The Company is hereby granted the right of first refusal (the
          -----
"First Refusal Right"), exercisable in connection with any proposed sale or other transfer of the Purchased Shares in which Purchaser has vested in accordance with Article 5. For purposes of this Article 6, the term "transfer" shall include any assignment, pledge, encumbrance or other disposition for value of the Purchased Shares intended to be made by the Owner, but shall not include any of the permitted transfers under Section 4.1.

     6.2  Notice of Intended Disposition.  In the event the Owner desires to
          ------------------------------
accept a bona fide third-party offer for any or all of the Purchased Shares (the shares subject to such offer to be hereinafter called, for purposes of this
Article 6, the "Target Shares"), the Owner shall promptly (a) deliver to the Secretary of the Company written notice (the "Disposition Notice") of the offer and the basic terms and conditions thereof, including the proposed purchase price, and (b) provide satisfactory proof that the disposition of the Target Shares to the third-party offeror would not contravene the provisions of Articles 2 and 3 of this Agreement.

     6.3  Exercise of Right.  The Company (or its assignees) shall, for a period
          -----------------
of thirty (30) days following receipt of the Disposition Notice, have the right to repurchase any or all of the Target Shares specified in the Disposition Notice upon substantially the same terms and conditions specified therein. Such right shall be exercisable by written notice (the "Exercise Notice") delivered to the Owner prior to the expiration of the thirty (30) day exercise period. If such right is exercised with respect to all the Target Shares specified in the Disposition Notice, then the Company (or its assignees) shall effect the repurchase of the Target Shares, including payment of the purchase price, not more than five (5) business days after delivery of the Exercise Notice; and at such time the Owner shall deliver to the Company the certificates representing the Target Shares to be repurchased, properly endorsed for transfer. If any of the Target Shares are at the time held in escrow under Article 7, the certificates for such shares shall automatically be released from escrow and surrendered to the Company for cancellation. The Target Shares so purchased shall thereupon be canceled and cease to be issued and outstanding shares of the Company's Common Stock.

     Should the purchase price specified in the Disposition Notice be payable in property other than cash or evidences of indebtedness, the Company (or its assignees) shall have the right to pay the purchase price in the form of cash equal in amount to the value of such property. If the Owner and the Company (or its assignees) cannot agree on such cash value within ten (10) days after the Company's receipt of the Disposition Notice, the valuation shall be made by an appraiser of recognized standing selected by the Owner and the Company (or its assignees), or, if they cannot agree on an appraiser within twenty (20) days after the Company's receipt of the Disposition Notice, each shall select an appraiser of recognized standing and the two appraisers shall designate a third appraiser of recognized standing, whose appraisal shall be determinative of such value. The cost of such appraisal shall be shared equally by the Owner and the Company. The closing shall then be held on the latter of (a) the fifth business day following delivery of the Exercise Notice or (b) the 15th day after such cash valuation shall have been made.

     6.4  Non-Exercise of Right.  In the event the Exercise Notice is not given
          ---------------------
to the Owner within thirty (30) days following the date of the Company's receipt of the Disposition Notice, the Owner shall have a period of thirty (30) days thereafter, in which to sell or otherwise dispose of the Target Shares upon terms and conditions (including the purchase price) no more favorable to the third-party purchaser than those specified in the Disposition Notice; provided that any such sale or disposition must not contravene the provisions of Article 2 of this Agreement. If any of the Target Shares are at the time held in escrow under Article 7, the certificates for such shares shall automatically be released from escrow and surrendered to the Owner. The third-party purchaser shall acquire the Target Shares free and clear of all the terms and provisions of this Agreement (including the Company's Repurchase Right under Article 5 and the First Refusal Right hereunder). If the Owner does not sell or otherwise dispose of the Target Shares within the specified thirty (30) day period, the Company's First Refusal Right shall continue to apply to any subsequent disposition of the Target Shares by the Owner until such right lapses in accordance with Section 6.7.

     6.5  Partial Exercise of Right.  In the event the Company (or its
          -------------------------
assignees) makes a timely exercise of the First Refusal Right with respect to a portion, but not all, of the Target Shares specified in the Disposition Notice, the Owner shall have the option, exercisable by written notice to the Company delivered within thirty (30) days after the date of the Disposition Notice, to effect the sale of the Target Shares pursuant to one of the following alternatives:

     (a) sale or other disposition of all the Target Shares to a third-party purchaser in compliance with the requirements of Section 6.4, as if the Company did not exercise the First Refusal Right hereunder; or

     (b) sale to the Company (or its assignees) of the portion of the Target Shares which the Company (or its assignees) has elected to purchase, such sale to be effected in substantial conformity with the provisions of Section 6.3.

     Failure of the Owner to deliver timely notification to the Company under this Section 6.5 shall be deemed to be an election by the Owner to sell the Target Shares pursuant to alternative (a) above.

     6.6  Recapitalization.
          ----------------

     (a) In the event of any stock dividend, stock split, recapitalization or other trans action affecting the Company's outstanding Common Stock as a class effected without receipt of consideration, then any new, substituted or additional securities or other property which is by reason of such transaction distributed with respect to the Purchased Shares shall be immediately subject to the Company's First Refusal Right hereunder, but only to the extent the Purchased

Shares are at the time covered by such right.

     (b) In the event of a Corporate Transaction (as defined in Section 5.4), the Company's First Refusal Right shall remain in full force and effect and shall apply to the new capital stock or other property received in exchange for the Purchased Shares in consummation of the Corporate Transaction, but only to the extent the Purchased Shares are at the time covered by such right.

     6.7  Lapse.  The First Refusal Right under this Article 6 shall lapse and
          -----
cease to have effect upon the closing of a firm commitment underwritten public offering pursuant to an effective registration statement under the 1933 Act, covering the offer and sale of the Company's Common Stock in the aggregate amount of at least $7,500,000.

     6.8  Legend.  In addition to the legends required by Section 2.4, all
          ------
certificates representing Purchased Shares subject to the Company's Right of Repurchase and the Right of First Refusal shall be endorsed with the following legend:

     "THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE TERMS OF A WRITTEN AGREEMENT BETWEEN THE COMPANY AND THE INITIAL HOLDER HEREOF. SUCH AGREEMENT PROVIDES FOR CERTAIN RESTRICTIONS ON TRANSFER OF THE SECURITIES, INCLUDING RIGHTS OF FIRST REFUSAL UPON AN ATTEMPTED TRANSFER OF THE SECURITIES AND CERTAIN REPURCHASE RIGHTS IN FAVOR OF THE COMPANY UPON TERMINATION OF SERVICE WITH THE COMPANY. THE SECRETARY OF THE COMPANY WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE."

     7.  Escrow.
         ------

     7.1  Deposit.  Upon issuance, the certificates for the Purchased Shares
          -------
shall be deposited in escrow with the Secretary of the Company to be held in accordance with the provisions of this Article 7. Each deposited certificate shall be accompanied by a duly executed Assignment Separate from Certificate in the form of Exhibit A. The deposited certificates, together with any other assets or securities from time to time deposited with the Company pursuant to the requirements of this Agreement, shall remain in escrow until such time or times as the certificates (or other assets and securities) are to be released or otherwise surrendered for cancellation in accordance with Section 7.3. Upon delivery of the certificates (or other assets and securities) to the Company, the Owner shall be issued an instrument of deposit acknowledging the number of Purchased Shares (or other assets and securities) delivered in escrow to the Secretary of the Company.

     7.2  Recapitalization.  All regular cash dividends on the Purchased Shares
          ----------------
(or other securities at the time held in escrow) shall be paid directly to the Owner and shall not be held in escrow. However, in the event of any stock dividend, stock split, recapitalization or other change affecting the Company's outstanding Common Stock as a class effected without receipt of consideration or in the event of a Corporate Transaction, any new, substituted or additional securities or other property which is by reason of such transaction distributed with respect to the Purchased Shares shall be immediately delivered to the Secretary of the Company to be held in escrow under this Article 7, but only to the extent the Purchased Shares are at the time subject to the escrow requirements of Section 7.1.

     7.3  Release/Surrender.  The Purchased Shares, together with any other
          -----------------
assets or securities held in escrow hereunder, shall be subject to the following terms and conditions relating to their release from escrow or their surrender to the Company for repurchase and cancellation:

     (a) Should the Company exercise the Repurchase Right under Article 5 with respect to any Unvested Shares, then the escrowed certificates for such Unvested Shares (together with any other assets or securities issued with respect thereto) shall be delivered to the Company for cancellation, concurrently with the payment to the Owner, in cash or cash equivalent (including the cancellation of any purchase-money indebtedness), of an amount equal to the aggregate Purchase Price for such Unvested Shares, and the Owner shall have no further rights with respect to such Unvested Shares (or other assets or securities).

     (b) Should the Company exercise its First Refusal Right under Article 6 with respect to any Target Shares held at the time in escrow hereunder, then the escrowed certificates for such Target Shares (together with any other assets or securities issued with respect thereto) shall, concurrently with the payment of the Section 6.3 purchase price for such Target Shares to the Owner, be surrendered to the Company for cancellation, and the Owner shall have no further rights with respect to such Target Shares (or other assets or securities).

     (c)  Should the Company elect not to exercise its First Refusal Right under
Article 6 with respect to any Target Shares held at the time in escrow hereunder, then the escrowed certificates for such Target Shares (together with any other assets or securities issued with respect thereto) shall be surrendered to the Owner for disposition according to the provisions of Section 6.4.

     (d) As the interest of Purchaser in the Purchased Shares (or any other assets or securities issued with respect thereto) vests in accordance with the provisions of Article 5, the certificates for such vested shares (as well as all other vested assets and securities) shall be released from escrow and delivered to the Owner upon the request of the Owner.

     8.  General Provisions.
         ------------------

     8.1  Assignment.  The Company may assign its Repurchase Rights under
          ----------
Article 5 and/or its First Refusal Right under Article 6 to any person or entity selected by the Company's Board of Directors, including one or more stockholders of the Company.

     If the assignee of the Repurchase Right is other than a parent or subsidiary corporation of the Company, then such assignee must make a cash payment to the Company, upon the assignment of the Repurchase Right, in an amount equal to the excess (if any) of the fair market value of the Unvested Shares at the time subject to the Repurchase Right (as determined by the Company's Board of Directors) and the aggregate Repurchase Price payable for such Unvested

                                   EXHIBIT A
                                   ---------

                     SERVICES, CHARGES AND PAYMENT SCHEDULE
                     --------------------------------------

        This Services, Charges and Payment Schedule ("Schedule") is attached to and made a part of the E-mail Services Agreement between StarMedia Network, Inc. and Critical Path Inc. (the "Agreement") and is subject to the terms and conditions of the Agreement.

        A.  Services Charges  Users will be charged the following amounts for
            ----------------
the following Services:

        1.  Free web mail: There will be **** for Web-based e-mail service
            -------------
provided to Users during the term of the Agreement, including without limitation for maintenance of e-mail accounts, storage (other than as provided below) and retrieval of e-mail messages and storage and management of address books.

        2.  Value added features: The services listed below (the "Value-Added
            --------------------
Features") shall be provided to Users. If, as of the Launch Date, CP's billing system is not yet available, the Value-Added Features shall be ****. Upon availability of the billing system, the Users shall be charged for the Value-Added Features at the prices set forth below.

        Suggested Retail Price for Value-Added Features of the Services:

        ----------------------------------------------------------------
             POP3 e-mail hosting                ****/Month/Mailbox
        ----------------------------------------------------------------
             Virus Protection                   ****/Month/Mailbox
        ----------------------------------------------------------------
             Certified Delivery                 ****/Month/Mailbox
        ----------------------------------------------------------------
             Archiving (storage > 2.5 Mb)       ****/Mb/Month/Mailbox
        ----------------------------------------------------------------

        B.  Branding and Customization

        1.  Obligations - CP will provide such engineering, design and other
            -----------
services and resources as are needed to expeditiously complete the transition to the CP System pursuant to Section 1.2 of the Agreement, and to customize the Services and the CP System to meet and maintain the specifications set forth in Exhibit B hereto. There will be no setup, maintenance, support cost or contingent liability of any nature to StarMedia in connection with the transition to or the launch and maintenance of the Services, except as provided herein.

        2.  Branding of Web Mail Page - StarMedia shall provide CP with all
            -------------------------
text and images ("Branding Materials") necessary for CP to brand StarMedia's Web Mail Page. StarMedia warrants and represents to CP that StarMedia has full power and authority to provide to CP, and to authorize CP's use of, the Branding Materials provided by StarMedia for branding the Web Mail Page, and agrees to defend and indemnify CP with respect to any claims arising from CP's use of such Branding Materials. CP shall develop the branded Web Mail Page using such Branding Materials and shall provide, or otherwise make available to StarMedia, such

* CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION CONTAINED IN THIS EXHIBIT. THROUGHOUT THIS EXHIBIT CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THE PUBLIC FILING AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                 Confidential                            Page 12

     9.3  Governing Law.  This Agreement shall be governed by, and construed in
          -------------
accordance with, the laws of the State of California, as such laws are applied to contracts entered into and performed in such State.

     9.4  Counterparts.  This Agreement may be executed in counterparts, each of
          ------------
which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

     9.5  Successors and Assigns.  The provisions of this Agreement shall inure
          ----------------------
to the benefit of, and be binding upon, the Company and its successors and assigns and Purchaser and Purchaser's legal representatives, heirs, legatees, distributees, assigns and transferees by operation of law, whether or not any such person shall have become a party to this Agreement and have agreed in writing to join herein and be bound by the terms and conditions hereof.

     IN WITNESS WHEREOF, the parties have executed this Founder's Stock Purchase Agreement on the day and year first indicated above.


                               CRITICAL PATH, INC.

                                   /S/ David Hayden
                               By ------------------------------

                               Address  320 First Street
                                        San Francisco, CA 94105



                               WAYNE CORREIA


                                   /S/ Wayne Correia
                               ---------------------------------
                                            Signature


                               Address  ________________________

                                        ________________________

                                        ________________________

The Parties shall share Service Revenues (as defined below) as follows:

               **** StarMedia
               **** Critical Path

The Parties shall share in the Net Advertising Revenues (as defined below) as follows:

               **** StarMedia
               **** Critical Path

"Net Advertising Revenues" means cash receipts of revenue (as determined in accordance with US generally accepted accounting principles) generated from the sale of advertising on the display on the dedicated e-mail service login page or within the StarMedia screen frames display of pages generated by the CP System (excluding headlines or excerpts thereof) ("Gross Revenues"), less (i) applicable international sales, value added and withholding taxes and (ii) twenty percent (20%) of Gross Revenues. The parties understand and agree that StarMedia may enter into additional contractual revenue-sharing arrangements with third parties to increase site traffic and advertising revenues. To the extent that any additional revenue sharing rights shall apply to any Net Advertising Revenues, the Parties' respective shares of such Net Advertising Revenues shall be proportionately reduced such that the aforementioned 60:40 share ratio is maintained.

The following hypothetical example serves to illustrate the foregoing adjustment methodology: StarMedia enters into a contractual arrangement with an Internet service provider ("ISP") pursuant to which ISP shall direct its Spanish and Portuguese-speaking subscribers to a co-branded Web site which promotes use of StarMedia Services. Pursuant to such arrangement, ISP is to receive **** of all net advertising revenues attributable to advertising impressions delivered to ISP subscribers. For a given period, such revenues total ****, so that the ISP is to receive $10. In such event, StarMedia's share of Net Advertising Revenues attributable to advertising impressions delivered to ISP subscribers shall be reduced by **** to ****, and CP's share of such Net Advertising Revenues shall be reduced by **** to ****, thereby maintaining the **** ratio.



     "Service Revenues" means cash receipts of revenue (as determined in accordance with US generally accepted accounting principles) generated from the provision of Value-Added Features to Users as part of the Services under this Agreement, less (i) applicable international sales, value added and withholding taxes, (ii) any amounts payable by CP to any non-affiliated third party, with respect to such revenue, pursuant to a contractual obligation of CP, including without limitation any and all credit card processing fees, and (iii) any out-of-pocket expenses incurred by CP with respect to the processing or administration of the billing or collection from Users.

        2. Report - Within ten (10) days after the end of each quarter, each
           ------
Party shall provide to the other a report ("Report") indicating the total amount of Net Advertising Revenues or Service Revenues received by each party during the quarter.

* CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION CONTAINED IN THIS EXHIBIT. THROUGHOUT THIS EXHIBIT CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THE PUBLIC FILING AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                 Confidential                            Page 14

        3.  Payment  -  StarMedia shall pay to CP its share of Net Advertising
            -------
Revenues received by StarMedia during the preceding quarter within forty five
(45) days of the end of each quarter. Users and/or credit card companies of Users shall be directed to deposit payments for Value-Added Features in a bank account designated by CP. CP shall pay StarMedia its share of Service Revenues received by CP during the preceding month within forty-five (45) days after the end of each quarter during the term of this Agreement. If, in prior remittances, the paying party included revenues in the calculation of Advertising Revenues or Service Revenues, as to which during the preceding month the party granted credits or refunds, then the party may reduce the Net Advertising Revenues or Service Revenues paid to the other party by the amount of any such credits or refunds.

















                                 Confidential                            Page 15

                                   EXHIBIT B
                                   ---------

                        ELECTION UNDER SECTION 83(b) OF
                           THE INTERNAL REVENUE CODE


     The undersigned hereby makes an election pursuant to Section 83(b) of the Internal Revenue Code with respect to the property described below and supplies the following information in accordance with the regulations promulgated thereunder:

     (i)    The name, address and social security number of the undersigned:

              ----------------------------------------------------------------

              ----------------------------------------------------------------

              ----------------------------------------------------------------

              Social Security No.:__________________________

     (ii) Description of property with respect to which the election is being made:

              5,500,000 shares of common stock of Critical Path, Inc. (the "Company").

     (iii)  The date on which the property was transferred is February 28, 1998.

     (iv)   The taxable year to which this election relates is calendar year
1998.

     (v)    Nature of restrictions to which the property is subject:

              The shares of stock transferred to the undersigned taxpayer are subject to the provisions of a right of repurchase in favor of the Company, in the event of the undersigned's termination of employment with the Company.

     (vi) The fair market value of the property at the time of transfer (determined without regard to any lapse restriction) was $0.01 per share.

     (vii)  The amount paid by taxpayer for the property was $0.01 per share.

     (viii) A copy of this statement has been furnished to the Company.

Dated:  __________, 1998


                                                ______________________________
                                                         Wayne Correia

     CP shall provide StarMedia with access to its provisioning interface for remote provisioning of domain accounts, mailboxes and poplinks. StarMedia User status information shall also be available to StarMedia through the APP.

2.   Support Requirements

     a. Technical Support: CP shall provide technical support to StarMedia as provided in Exhibit C.

     b. Training: CP shall, at no cost to StarMedia, reasonably assist StarMedia in the development and implementation of training programs for first and second level StarMedia support, including training for any product modifications during the term of the Agreement. CP shall provide StarMedia with reasonable quantities of training materials and updates thereto for any product modifications, improvements or changes.

3.   Mailbox Requirements

     a. Storage Capacity - Each mailbox provided hereunder shall have a maximum storage capacity of 2.5 MB. Each User may purchase additional storage space from CP upon payment of CP's then-current fees. CP shall notify any User that User's mailbox is approaching or exceeds the maximum limit. Thereafter, if such User exceeds the maximum storage capacity, CP may delete email message from the affected mailboxes, at CP's discretion upon prior notice to StarMedia.

     b. Features - Upon launching, the Services will include the following features:



        1.   Web and POP mail integrated (as applicable)
        2.   Autoforward
        3.   **** uptime
        4.   send/receive
        5.   spam blocking
        6.   nicknames
        7.   LDAP (expected to be available August 1998)
        8.   attachments to 4 MB*
        9.   localization
        10.  postmarking
        11.  POP retrieval (as applicable)
        12.  Header options
        13.  Account provisioning
        14.  Snarfing
        15.  POP links (as applicable)
        16.  Preferences/customizations  web mail only
        17.  Folders  web mail only
        18.  Address book creation, updating and storage

* CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION CONTAINED IN THIS EXHIBIT. THROUGHOUT THIS EXHIBIT CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THE PUBLIC FILING AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                 Confidential                            Page 17

     *To the extent that attachments received exceed a User's storage capacity, the User will be provided no less than 72 hours notice of the need to purchase additional storage capacity before any file deletions.

4.  Permanent Features.  Pursuant to Section 1.9 of the Agreement, CP shall not
    -------------------
    unilaterally discontinue the following features without StarMedia's prior consent during the term of the Agreement:

---------------------------------------------------------------------------------------------------------------------
        Category                    Features
---------------------------------------------------------------------------------------------------------------------
     Administration              Create, Modify, Delete users
---------------------------------------------------------------------------------------------------------------------
     Administration              Identify and send notification to inactive users automatically
---------------------------------------------------------------------------------------------------------------------
     Administration              User lockout
---------------------------------------------------------------------------------------------------------------------
     Basic                       Traditional- compose
---------------------------------------------------------------------------------------------------------------------
     Basic                       Traditional- read
---------------------------------------------------------------------------------------------------------------------
     Basic                       Traditional- forward
---------------------------------------------------------------------------------------------------------------------
     Basic                       Traditional- reply
---------------------------------------------------------------------------------------------------------------------
     Basic                       Traditional- reply all
---------------------------------------------------------------------------------------------------------------------
     Basic                       Traditional- next
---------------------------------------------------------------------------------------------------------------------
     Basic                       Traditional- previous
---------------------------------------------------------------------------------------------------------------------
     Basic                       Traditional- delete
---------------------------------------------------------------------------------------------------------------------
     Basic                       Email forwarding- 3rd party
---------------------------------------------------------------------------------------------------------------------
     Basic                       Email forwarding- Web Mail
---------------------------------------------------------------------------------------------------------------------
     Basic                       Access mailbox through POP account or POP-compliant email  software
---------------------------------------------------------------------------------------------------------------------
     Basic                       Send/Receive Attachments
---------------------------------------------------------------------------------------------------------------------
     Basic                       Cc capability
---------------------------------------------------------------------------------------------------------------------
     Basic                       Bcc Capability
---------------------------------------------------------------------------------------------------------------------
     Basic                       Address Book storage
---------------------------------------------------------------------------------------------------------------------
     Basic                       Multiple Address Books
---------------------------------------------------------------------------------------------------------------------
     Basic                       Address Book Mailing Lists
---------------------------------------------------------------------------------------------------------------------
     Basic                       Anti-Spam policies/capabilities
---------------------------------------------------------------------------------------------------------------------
     Basic                       Spammer address book blocking
---------------------------------------------------------------------------------------------------------------------
     Basic                       Signature Files
---------------------------------------------------------------------------------------------------------------------
     Basic                       Folders/Filing systems
---------------------------------------------------------------------------------------------------------------------
     Basic                       Ability to create, modify, delete folders
---------------------------------------------------------------------------------------------------------------------
     Basic                       Status indicator/ You Have Mail
---------------------------------------------------------------------------------------------------------------------
     Basic                       Status Indicator per message (read, replied, forwarded)
---------------------------------------------------------------------------------------------------------------------
     Basic                       Sort Messages, By field
---------------------------------------------------------------------------------------------------------------------
     Basic                       Integration with Search Directories
---------------------------------------------------------------------------------------------------------------------
     Basic                       Global Auto-responder
---------------------------------------------------------------------------------------------------------------------
     Basic                       Integration with SMN Directories
---------------------------------------------------------------------------------------------------------------------
     Basic                       Filtering to Folders
---------------------------------------------------------------------------------------------------------------------
     Basic                       Applet for new mail notification
---------------------------------------------------------------------------------------------------------------------
     Integration                 Ability to pass signup/sign-in and user profile data back and forth real-time to
                                 StarMedia
---------------------------------------------------------------------------------------------------------------------

                                 Confidential                            Page 18

---------------------------------------------------------------------------------------------------------------------
     Integration                 Real-time integration of usage data for ad targeting
---------------------------------------------------------------------------------------------------------------------

     Interface                   Real-time customization of interface based on referring site
---------------------------------------------------------------------------------------------------------------------
     Interface                   Multiple domain support
---------------------------------------------------------------------------------------------------------------------
     Interface                   UI Flexibility
---------------------------------------------------------------------------------------------------------------------
     Interface                   Spanish Interface
---------------------------------------------------------------------------------------------------------------------
     Interface                   Portuguese Interface
---------------------------------------------------------------------------------------------------------------------
     Interface                   StarMedia Branding
---------------------------------------------------------------------------------------------------------------------
     Integration                 Integration with SM ad servers
---------------------------------------------------------------------------------------------------------------------
     Migration                   Full migration of existing StarMedia Mail accounts
---------------------------------------------------------------------------------------------------------------------
     Reporting                   Activity Reporting -
---------------------------------------------------------------------------------------------------------------------
     Reporting                   Activity Monitoring per user? (i.e. inactive account monitoring)
---------------------------------------------------------------------------------------------------------------------

                                   EXHIBIT C
                                   ---------
                           RESPONSE TIME REQUIREMENTS
                           --------------------------

     The Services shall include support, as set forth below, to StarMedia. CP shall use commercially reasonable efforts to respond to requests for support within the time frames provided below.

     a.  Temporary First Level Support by CP: Except as otherwise provided in
         -----------------------------------
the Agreement, StarMedia shall be responsible for first-level support, and for all other support not otherwise specified herein, to StarMedia Users. Notwithstanding the foregoing, during the first six (6) months after commercial launch of the Services (subject to extension by mutual consent of the parties), CP shall provide customer support to Users via e-mail seven (7) days per week. Such support shall initially be provided in English and in Spanish. CP shall use commercially reasonable efforts to provide Portuguese language support as soon as practical, and pending commencement of such support shall provide sufficient training and resources to enable StarMedia's Portuguese-speaking staff to perform user support functions. CP shall use commercially reasonable efforts to respond to e-mail inquiries from Users within 24 hours of receipt by CP.

     b.  Second Level Support via Email: Beginning at such time as StarMedia
         ------------ -----------------
commences providing first and/or second level user support, CP shall provide support via email for StarMedia User inquiries that cannot be resolved by StarMedia first or second level. Such support shall be provided in English only. Email inquiries may be sent to CP from either StarMedia first or second level support operations. Prior to launch of the Services, CP and StarMedia will develop criteria for escalation of User email inquiries. The performance requirements for email inquiries are:

          -Email inquiry will be resolved within 12 hours of receipt by CP.

          -If the inquiry cannot be resolved within 12 hours, an email (where appropriate) will be sent to StarMedia first or second level support informing them that the issue is still pending..

          -If the inquiry cannot be resolved within 24 hours, a status email will be sent to StarMedia first or second level support every 24 hours, or at an agreed-upon interval, depending upon the severity of the problem, informing them that the issue is still pending until the issue is resolved.

                                 Confidential                            Page 19

     c.  Support via Telephone:  CP will provide support for resolving systems
         ---------------------
performance problems reported by StarMedia's staff, and, at such time as StarMedia commences providing first and/or second level user support, for escalation of user support issues that cannot be resolved by StarMedia first or second level. Such support shall be provided in English only. If StarMedia is responsible for first level user support, StarMedia will not transfer User calls unless directed by CP. The performance requirements for telephone support are:

          -CP shall respond to and resolve systems performance problems reported by StarMedia's staff (i) within three hours in the case of system performance problems which impede the ability of Users to access the Service or send or receive e-mail, (ii) within 12 hours in all other cases.

          -Telephone escalations relating to User inquiries shall be resolved within 12 hours of receipt by CP.

          -If the escalation relating to User inquiries cannot be resolved within 12 hours, an email (where appropriate) will be sent to the StarMedia first or second level support informing them that the issue is still pending. If an email is not appropriate, a phone call shall be made to StarMedia first or second level to inform them of the status.

          -If the escalation relating to User inquiries cannot be resolved within 24 hours, a status email, when appropriate, will be sent to the StarMedia first or second level support every 24 hours or at an agreed-upon interval depending upon the severity of the issue, informing them that the issue is still pending, until the issue is resolved.

          -Escalations to CP will be via a toll free number.

          -CP will provide sufficient coverage for the performance metrics to be mutually agreed upon by the parties. Prior to the launch of the Services to Users, CP and StarMedia will develop a Management and off-Hours Escalation Process for emergency situations.

          -Telephone Support will be available Monday through Friday, 5:00 a.m. to 8:00 p.m. PDT/PST, and is expected to be increased to 7 x 24 x 365 by the end of calendar year 1998.

          -Prior to the time that telephone support is available 7 x 24 x 365, during off-hours, in emergency situations, CP shall provide pager-based on-call support to StarMedia's staff.

                                 Confidential                            Page 20

                                   EXHIBIT D
                                   ---------
                            USAGE REPORT STATISTICS
                            -----------------------

1.  Performance

        a) Processing E-mails:  The monthly average Time Delay (as hereinafter
           -------------------
defined) for incoming and outgoing User messages shall be less than **** seconds for **** of messages. This average does not include any period of unforeseen, unsolicited bulk email messages that degrade service. "Time Delay" means the time between (i) in the case of incoming messages, arrival the message at the CP System and availability of the message to the User on the Web Mail Page or via the POP3 server, and (ii) in the case of outbound messages, receipt of a "send" command from a user either on the Web Mail Page or via the SMTP server and such message leaving the CP System into the Internet or being delivered locally to another CP System User.

        b)  Availability of E-mail Server:  Monthly average **** up time (not
            -----------------------------
including scheduled downtimes for maintenance, which currently takes place Monday mornings between 12am and 3 am PST).

        c)  Procedures for System Outages:  CP posts a message in the event of a
            -----------------------------
system outage, whenever possible.

        d)  Definition:  As used in this Exhibit, "system outage" means any
            ----------
unplanned interruption in the provision of the Services during which StarMedia's Users are unable to access or use the Services and which is caused by a problem in the CP System and confirmed by CP. "System outage" does not include any interruptions in the Services caused by act, omission or condition beyond CP's reasonable control, such as acts of nature or any third party.


2.  Monitoring/Reporting

        a) CP will prepare a monthly Stewardship report that will track the performance metrics stated in Section 1 of this Exhibit. In addition, the parties will meet on a regular basis to discuss the Stewardship report and its associated performance metrics

        b) CP will provide StarMedia with monthly reports which document all CP System outages or enhancements made during such month. Each report include, at a minimum, the following additional information:

              Summary:
        . CP System uptime
        . Number of new StarMedia User mailboxes
        . Number of deleted StarMedia User mailboxes
        . Total number of StarMedia User mailboxes
        . Number of CP System outages
        . CP System total downtime and average daily and monthly downtimes

          Specific Outage Report:

* CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION CONTAINED IN THIS EXHIBIT. THROUGHOUT THIS EXHIBIT CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THE PUBLIC FILING AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                 Confidential                            Page 21

        . Time of outage
        . Length of outage
        . Affected areas
        . Reason for outage
        . Long term remedy
        . Person notified

              Enhancement:
        . Reason for change
        . Areas affected

        Each report shall include the following additional information upon implementation of a third-party solution for reporting such information (which is anticipated by third quarter 1998):

        . Mean storage used for mailboxes
        . Mean POP processing time for incoming messages
        . Mean SMTP processing time for outbound messages
        . Mean time for availability of incoming messages on Web server

        This information will be emailed to StarMedia by the third working day of the month following the reported month.

        In addition, CP will provide StarMedia with a weekly e-mail report with the following information:

        . Number of new StarMedia User mailboxes
        . Number of outgoing messages from StarMedia users
        . Number of incoming messages to StarMedia users

3.  Escalation Procedures

        a) Notify StarMedia via the following email address in the event of a system outage. CP will send an email notice whenever possible. In the event that email is not working, or CP is otherwise unable to send an email message, then CP will notify StarMedia by telephone at the number designated below within 30 minutes of the time that CP first learns of the outage.

        .  StarMedia:  Advise email address and telephone number here

        b) Status information, if known by CP, to include:

                .  reason for the outage; and
                .  estimated time for service restoration.

        c) If StarMedia experiences a system outage and has not been notified by CP, StarMedia will contact the Technical Support staff at CP by pager at 415/764-6203 (or at such other number as CP may designated from time to time upon notice to StarMedia) and will be given the information listed in 3.b).

                                 Confidential                            Page 22

        d) CP will periodically notify StarMedia with updated status for the duration of the outage.

        e)  CP will provide a post-incident summary that will include:
          .  cause of the problem;
          . method used to correct the problem; and . measures Critical Path will take to prevent similar occurrences in the future.

        f) Upon notification of a system outage, CP shall evaluate, and if CP verifies that the outage is caused by a problem in the CP System, CP shall provide StarMedia with a time estimate for resolution of the problem. CP shall promptly commence remedial activities and use commercially reasonable efforts to complete the system outage resolution within such time estimate.

4.  Business Resumption

        a) In the event of a system outage, CP will switch processing from the primary server to a hot backup server in accordance with Exhibit B, Section B.

        b) StarMedia agrees to notify CP no less than ten (10) days in advance of any modifications and/or network configuration changes (including system maintenance) to, as well as upgrades and removal of devices that impact the production and network connectivity from, StarMedia's system through which the Services are provided if they are outside of the scheduled Monday maintenance windows. If any such change will or could, in either party's opinion, result in incompatibility between the parties' respective systems or interruptions in the Services, then the parties shall work together to resolve any such issue before StarMedia makes the change.

                                 Confidential                            Page 23

                                   EXHIBIT E
                                   ---------
                                  TERMS OF USE
                                  ------------


                 Please read the following agreement carefully.
     You must accept the agreement to be able to use the Customer Service.

1.Acceptance of Terms of Use
     Customer's mail service ("Customer Service") is provided free of charge to registered users (each, a "User") under these Terms of Use. BY COMPLETING THE REGISTRATION PROCESS AND CLICKING THE "I ACCEPT" BUTTON, YOU ARE INDICATING YOUR AGREEMENT TO BE BOUND BY THESE TERMS OF USE. These Terms of Use are the entire agreement between you and Customer with respect to the services provided by Customer.

2. Registration Information; Disclosure
     User agrees that Customer may disclose to third parties certain information, in the aggregate, contained in users' registration applications, including User's application. Customer will not disclose User's name, address, e-mail address or telephone number, without User's prior written consent, except to the extent necessary or appropriate to comply with applicable laws or regulations or in legal or administrative proceedings where such information is relevant. Customer reserves the right to terminate any User's account if Customer learns that such User has provided Customer false or misleading registration information.

3. Modifications of these Terms of Use
     Customer may modify these Terms of Use from time to time in its sole discretion. Customer will provide User with reasonable notice of any such changes, and User's continued use of the Customer Service will be deemed to constitute User's acceptance of any such changes.

4. Customer's Rights
     Customer may modify or discontinue User's account or the Customer Service with or without notice to User, without liability to User or any third party.

     Content presented to User or otherwise available through the Customer Service provided by Customer or a supplier is protected by copyright, trademark, service marks, patents or other proprietary rights or laws. User shall only be permitted to use this content as expressly authorized by the provider. User may not copy, distribute or create derivative works from such contents without express permission.

5. Contents of Messages
     It is Customer's policy to respect the privacy of its Users. Customer does not, and cannot, monitor, censor or edit the contents of User's e-mail messages. User alone is responsible for the contents of User's messages, and the consequences of any such messages.

     User agrees that it will not transmit or disseminate: (i) advertising, chain letters, spam, junk mail or any other type of unsolicited e-mailing (whether commercial or informational) to persons or entities that have not agreed to be part of such mailings; (ii) harassing, libelous,

                                 Confidential                            Page 24
abusive, threatening, obscene or otherwise objectionable materials or materials which infringe or violate any third party's copyright, trademark, trade secret, privacy or other proprietary or property right, or that could constitute a criminal offense, give rise to civil liability or otherwise violate any applicable law or regulation; or (iii) viruses or other harmful, disruptive or destructive files. User agrees that it will not use or attempt to use another person's or entity's account, service or system without authorization from the owner, nor will User interfere with the security of, or otherwise abuse, the Customer Service, system resources or accounts, or any network or another user's use or enjoyment of the mail services. User may not forge header or address information. Customer will only access and disclose information as necessary to comply with applicable laws and government orders or requests, to provide the services, to operate or maintain its systems or to protect itself or its suppliers.

     Customer reserves the right to terminate User's account if it becomes aware and determines, in Customer's sole discretion, that User is violating any of these Terms of Use.

6. Account and Password
     User is responsible for maintaining the confidentiality of its account number and password. User shall be responsible for all uses of its account, whether or not authorized by User. User agrees to immediately notify Customer of any unauthorized use of its account.

7. Disclaimer of Warranties
     USER EXPRESSLY AGREES THAT USE OF THE CUSTOMER SERVICE IS AT USER'S SOLE RISK. THE CUSTOMER SERVICE IS PROVIDED ON AN "AS IS" AND "AS AVAILABLE" BASIS.

     CUSTOMER DISCLAIMS ALL WARRANTIES OF ANY KIND, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR NON-INFRINGEMENT.

     CUSTOMER DOES NOT MAKE ANY WARRANTY THAT THE CUSTOMER SERVICE WILL MEET USER'S REQUIREMENTS, OR THAT THE CUSTOMER SERVICE WILL BE UNINTERRUPTED, TIMELY, SECURE, OR ERROR FREE; NOR DOES CUSTOMER MAKE ANY WARRANTY AS TO THE RESULTS THAT MAY BE OBTAINED FROM THE USE OF THE CUSTOMER SERVICE OR AS TO THE ACCURACY OR RELIABILITY OF ANY INFORMATION OBTAINED THROUGH THE CUSTOMER SERVICE.

     USER UNDERSTANDS AND AGREES THAT ANY MATERIAL AND/OR DATA DOWNLOADED OR OTHERWISE OBTAINED THROUGH THE USE OF THE CUSTOMER SERVICE IS AT USER'S OWN DISCRETION AND RISK AND THAT USER WILL BE SOLELY RESPONSIBLE FOR ANY DAMAGE TO USER'S COMPUTER SYSTEM OR LOSS OF DATA THAT RESULTS FROM THE DOWNLOAD OF SUCH MATERIAL AND/OR DATA.

     CUSTOMER DOES NOT MAKE ANY WARRANTY REGARDING ANY GOODS OR SERVICES PURCHASED OR OBTAINED THROUGH THE CUSTOMER SERVICE OR

                                 Confidential                            Page 25

ANY TRANSACTIONS ENTERED INTO BY USE OF OR THROUGH THE CUSTOMER SERVICE.

     NO ADVICE OR INFORMATION, WHETHER ORAL OR WRITTEN, OBTAINED BY USER FROM Customer OR THROUGH THE CUSTOMER SERVICE SHALL CREATE ANY WARRANTY NOT EXPRESSLY MADE HEREIN.

8.Limitation of Liability
     CUSTOMER AND ITS SUPPLIERS SHALL NOT BE LIABLE FOR ANY DIRECT, INDIRECT, INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES, RESULTING FROM THE USE OR THE INABILITY TO USE THE CUSTOMER SERVICE OR FOR THE COST OF PROCUREMENT OF SUBSTITUTE GOODS AND SERVICES OR RESULTING FROM ANY GOODS OR SERVICES PURCHASED OR OBTAINED OR MESSAGES RECEIVED OR TRANSACTIONS ENTERED INTO BY MEANS OF OR THROUGH THE CUSTOMER SERVICE OR RESULTING FROM UNAUTHORIZED ACCESS TO OR ALTERATION OF USER'S TRANSMISSIONS OR DATA, INCLUDING BUT NOT LIMITED TO, DAMAGES FOR LOSS OF PROFITS, USE, DATA OR OTHER INTANGIBLE, EVEN IF CUSTOMER OR ITS SUPPLIER HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

9.E-mail Message Storage
     Customer does not assume any responsibility for the deletion or failure to store e-mail messages. If User exceeds the maximum permitted storage space, Customer reserves the right to delete e-mail messages from the affected mailboxes, at its discretion.

10.Promotional Messages
     Customer and/or third parties may, from time to time, send e-mail messages to User containing advertisements, promotions, etc. Customer does not make any representation or warranty with respect to any such e-mail messages or any goods or services which may be obtained from such third parties, and User agrees that Customer shall have no liability with respect thereto.

11.Indemnification
     User agrees to indemnify and hold Customer, its suppliers and their respective affiliates, officers, directors, employees and agents, harmless from any claim, action or demand, including reasonable attorneys' fees, made by any third party due to, arising out of or related to User's use of the Customer Service or the violation of these Terms of Use by User, including without limitation the infringement by User, or any other user of User's account, of any intellectual property or other right of any person or entity.

12.Applicable Law
     These Terms of Use shall be governed by and construed in accordance with the laws of the State of California, without giving effect to its conflict of laws provisions.

                                 Confidential                            Page 26

13. Third Party Beneficiary
     Critical Path, Inc., as a supplier of Customer, shall be a third party beneficiary of User's obligations under these Terms of Use and thus shall be entitled to enforce those obligations against User as if a party to these Terms of Use.

                               I ACCEPT/I DECLINE













                                 Confidential                            Page 27